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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     MAY 25, 1999
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                              DM MANAGEMENT COMPANY
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               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                   0-22480                04-2973769
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(State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)            File Number)          Identification No.)


25 RECREATION PARK DRIVE, HINGHAM, MA                              02043
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code          (781) 740-2718
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ITEM 5.  OTHER EVENTS.

         The Board of Directors and the stockholders of DM Management Company have approved a change of the Company's name to "The J. Jill Group, Inc." The name change is expected to become effective on or about June 2, 1999. In connection with the name change, and also expected to become effective on or about June 2, 1999, the trading symbol for the Company's common stock on The Nasdaq Stock Market will be changed from "DMMC" to "JILL".






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DM MANAGEMENT COMPANY



Date:  May 25, 1999                By: /s/ Gordon R. Cooke
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                                          Gordon R. Cooke
                                          President and Chief Executive Officer